                                                                    Exhibit 31.2
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                            Section 302 Certification

I, ROBERT E. DOLAN, certify that:

1. I have  reviewed  this  annual  report on Form  10-K/A  of LYNCH  INTERACTIVE
CORPORATION, a Delaware corporation (the "registrant");

2.  Based on my  knowledge,  this  annual  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

      (a)  Designed  such  disclosure  controls and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

      (b) Evaluated the  effectiveness of the registrant's  disclosure  controls
and  procedures  and  presented  in  this  report  our  conclusions   about  the
effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

      (c)  Disclosed  in this  report  any change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual  report)  that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's  internal control over financial  reporting;
and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

      (a) All significant  deficiencies and material weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely to affect the  registrant's  ability to record,  process,  summarize  and report financial information; and

      (b) Any fraud, whether or not material,  that involves management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date:   May 2, 2005

                                           By: /s/ Robert E. Dolan
                                               --------------------------
                                               Robert E. Dolan
                                               Chief Financial  Officer